Exhibit 10.2

THIRD AMENDMENT TO
BLACK KNIGHT FOOTBALL CLUB US, LP
AGREEMENT OF LIMITED PARTNERSHIP

This Third Amendment (“Third Amendment”) is effective as July 27, 2026 (the “Third Amendment Effective Date”) and amends and supplements that certain Agreement of Limited Partnership of Black Knight Football and Entertainment (n/k/a Black Knight Football Club US, LP), a Nevada limited partnership, dated September 21, 2022, as amended on January 1, 2025 and March 7, 2025 (together, the “Agreement”).

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

W I T N E S S E T H:

In consideration of the parties having entered into the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Incentive Plan. Section 4.07() shall be deleted in its entirety and replaced as follows:

(b)    The maximum number of Incentive Units that may be issued under the Incentive Plan shall be thirty-nine million four thousand three hundred fifty-three (39,004,353); provided, however, the maximum number of Incentive Units that may be issued under the Incentive Plan may be increased by the General Partner upon the prior consent of Cannae.

2.All capitalized terms in this Third Amendment shall have the same meaning as set forth in the Agreement, unless defined herein.

3.    This Third Amendment may be executed in counterparts; each of which shall be original, but such counterparts shall together constitute one and the same document.

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IN WITNESS WHEREOF, the parties have executed this Third Amendment to be effective as of the Third Amendment Effective Date.

BLACK KNIGHT FOOTBALLL CLUB US, LP

By: BK Football Club US, LLC (f/k/a BK Football and Entertainment, LLC), as general partner

By: /s/ William P. Foley, II
Name:     William P. Foley, II
Title: Chairman, Chief Executive Officer and President

BK FOOTBALL CLUB US, LLC, as general partner
(owning a 3.99% General Partner Percentage Interest)

By: /s/ William P. Foley, II
Name:     William P. Foley, II
Title: Chairman, Chief Executive Officer and President

BILCAR LIMITED PARTNERSHIP (owing a 17.87% Limited Partner Percentage Interest)

By: Bognor Regis, Inc., as general partner

By: /s/ William P. Foley, II
Name:     William P. Foley, II
Title: President and Treasurer

CANNAE HOLDINGS, INC. (owning a 42.33% Limited Partner Percentage Interest)

By: /s/ Ryan R. Caswell
Name:     Ryan R. Caswell
Title: Chief Executive Officer

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